                                                                   EXHIBIT 10.4
                                                                   Page 1 of 2

                                 AMENDMENT NO. 1
                                     TO THE
                              VERDANT BRANDS, INC.
                        1996 INCENTIVE STOCK OPTION PLAN


The 1996 Incentive Stock Option Plan of Verdant Brands, Inc. (the "Plan"), is hereby amended as follows:

Section 4(a).   Shares Available.
         The first sentence of section 4 (a), as previously amended, reading:
         "Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 500,000", is amended to read "Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 1,250,000"


Adopted this 25th day of May, 1999 as authorized by the board of directors and approved by a vote of the shareholders of Verdant Brands, Inc. on May 25, 1999.

                                                                   EXHIBIT 10.4
                                                                   Page 2 of 2


                                 AMENDMENT NO. 2
                                     TO THE
                              VERDANT BRANDS, INC.
                        1996 INCENTIVE STOCK OPTION PLAN


The 1996 Incentive Stock Option Plan of Verdant Brands, Inc. as previously amended (the "Plan"), is hereby amended as follows:

Section 4(a).   Shares Available.
         The first sentence of section 4 (a), as previously amended, reading:
         "Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 1,250,000", is restated to reflect the Company's one-for-five reverse stock split as provided by Section 4(c) and to reflect the increased number of authorized Shares Available and is amended to read:
         "Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 750,000"

Adopted this 25th day of May, 2000 as authorized by the board of directors and approved by a vote of the shareholders of Verdant Brands, Inc. on May 25, 2000.